EXHIBIT  99.1


Sidney  B.  Kramer
20  Bluewater  Hill, Westport, CT 06880  USA    203-227-1836    Fax 203-227-1144
E-mail  mewsbooks@aol.com


                                  June 20, 2005

Via  Fax  617-249-0947
Total  Pages  Including  this  one:  1


Ted  Smith
Executive  Vice  President
Corporate  Finance
Dutchess  Advisors,  LLC
312  Stuart  Street,  3rd  Floor
Boston,  MA  02116

Dear  Ted  Smith,

By this document I resign as a Director of the Jane Butel Corporation effective today.


                         /s/  Sidney  B.  Kramer
                         -----------------------
                         Sidney  B.  Kramer